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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1997
                              (September 24, 1997)



                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)

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
                   Tennessee                              0-21772                     62-1412720
----------------------------------------------       ---------------------        ------------------
(State or other jurisdiction of incorporation)      (Commission File Number)      (I.R.S. Employer
                                                                                  Identification No.)


  7132 Commercial Park Drive, Knoxville, Tennessee                       37918
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     (Address of principal executive offices)                          (Zip Code)

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       Registrant's telephone number, including area code: (423) 922-1123



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5. Other Events.
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        See attached press release.

Item 7. Financial Statements, Pro Forma Information and Exhibits.
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         (c) Exhibit:

         99 Press Release dated September 24, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGAL CINEMAS, INC.


Date: September 24, 1997                  By: /s/ Lewis Frazer III
                                             ----------------------------------
                                             Lewis Frazer III
                                             Executive Vice President and Chief
                                             Financial Officer




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                                  EXHIBIT INDEX

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      No.                                     Exhibit
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
      99               Press Release dated September 24, 1997.

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